Scudder
Emerging Markets
Growth Fund

Semiannual Report
April 30, 1999

No-Load Funds

A fund seeking long-term growth of capital primarily through equity investment in emerging markets around the globe.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                      Scudder Emerging Markets Growth Fund
--------------------------------------------------------------------------------
Date of Inception: 5/8/96    Total Net Assets as of      Ticker Symbol:  SEMGX
                            4/30/99: $110.2 million
--------------------------------------------------------------------------------

o The war in the Balkans led to underperformance in the three of the Fund's top country holdings -- Hungary, Poland, and Greece. Brazil and Egypt both contributed positively in the period.

o While management remains cautious on Asia's prospects, pockets of reform are providing investment opportunities.

o Emerging markets stocks are trading at substantial discounts to both global markets and their own histories. Believing that these discounts are not sustainable, we feel that the April rally in emerging markets equities may mark the beginning of a period of outperformance.



                                Table of Contents

   3  Letter from the Fund's Chairman    21  Financial Highlights
   4  Performance Update                 22  Notes to Financial Statements
   5  Portfolio Summary                  26  Report of Independent Accountants
   6  Portfolio Management Discussion    27  Shareholder Meeting Results
   9  Glossary of Investment Terms       28  Officers and Directors
  10  Investment Portfolio               29  Investment Products and Services
  18  Financial Statements               30  Scudder Solutions



                    2 - Scudder Emerging Markets Growth Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     Stock markets in the developing countries have undergone nerve-wracking fluctuations in the past two years. Currency crises in Asia, an economic collapse in Russia, fears of instability in the Latin economies, and, most recently, a war in the Balkans have all taken a toll on emerging markets stocks. Even though many individual countries have a long road ahead before they will be fully recovered from these difficulties, emerging markets equities have managed to rebound in the past six months. Now that relative stability appears to have returned to the global economy, investors have once again begun to focus on the many reasonably valued growth opportunities that have become available in the emerging markets.

     Although it is natural for investors to become concerned about the dramatic short-term swings in the markets, Fund management seeks to use down markets to its advantage by establishing long-term holdings in stocks that they believe are selling at unjustifiably low prices. Focusing on stocks with reliable cash flows and capable management teams, the Fund invests in growing companies based in countries with sound economies and stable political leadership. While the emerging markets are likely to experience additional setbacks in the years ahead, we feel that the evolution of the global business environment will ultimately have positive long-term implications for patient investors. For more information on the ways Fund management is seeking to capitalize on the evolution of the business environment in the emerging markets, please see the Portfolio Management Discussion on page 6.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of pursuing long term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Thank you for your continued investment in Scudder Emerging Markets Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Emerging Markets Growth Fund


                    3 - Scudder Emerging Markets Growth Fund

                     Performance Update as of April 30, 1999

---------------------------------
Fund Index Comparisons
---------------------------------

                          Total Return
   -------------------------------------------------
   Period
   Ended           Growth of               Average
   4/30/1999        $10,000    Cumulative   Annual
   -------------------------------------------------
   Scudder Emerging Markets Growth Fund
   -------------------------------------------------
   1 Year           $  7,670      -23.30    -23.30
   Life of Fund*    $  9,531       -4.69     -1.60

   ------------------------------------------------
   IFC Emerging Markets Investable Index
   ------------------------------------------------
   1 Year           $  9,137       -8.63     -8.63
   Life of Fund*    $  8,236      -17.64     -6.44
   -------------------------------------------------

*    The Fund commenced operations on May 8, 1996.
     Index comparisons begin May 31, 1996.

---------------------------------
Growth of a $10,000 Investment
---------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:


               IFC Emerging Markets                Scudder Emerging Markets
                 Investable Index                       Growth Fund

        5/96*        10000                                 10000
       10/96          9676                                 10559
        4/97         10621                                 12727
       10/97          8711                                 11985
        4/98          9013                                 12252
       10/98          6182                                  8565
        4/99          8236                                  9398

IFC Emerging Markets Investable Index is an unmanaged capitalization weighted measure of stock markets in emerging market countries worldwide. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

Returns and Per Share Information

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:



                                    1997*    1998     1999
--------------------------------------------------------------
Net Asset Value                    $ 15.46 $ 14.82  $ 11.33
--------------------------------------------------------------
Income Dividends                   $  .03  $  .06   $ .04.
--------------------------------------------------------------
Fund Total Return (%)              29.07**  -3.73   -23.30
--------------------------------------------------------------
Index Total Return (%)               5.72  -15.13    -8.63
--------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

**Fund total return does not reflect the effect of applicable redemption fees.


                    4 - Scudder Emerging Markets Growth Fund

                     Portfolio Summary as of April 30, 1999

---------------------------------
Geographical
(Excludes 1% Cash Equivalents)
---------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Europe                         34%
      Latin America                  21%
      Pacific Basin                  19%
      Africa                         18%
      Other                           8%
   --------------------------------------
                                    100%
   --------------------------------------

Believing that significant opportunities exist to take advantage of reform, management increased the Fund's weighting in the Pacific Basin.

---------------------------------
Sectors
(Excludes 1% Cash Equivalents)
---------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Financial                      27%
      Consumer Staples               17%
      Communications                 15%
      Construction                    6%
      Energy                          5%
      Consumer Discretionary          5%
      Health                          5%
      Manufacturing                   5%
      Technology                      4%
      Other                          11%
   --------------------------------------
                                    100%
   --------------------------------------

During the reporting period, weightings in communications and energy stocks increased, while holdings in financials, health, and metals and minerals decreased.

---------------------------------
Ten Largest Equity Holdings
(24% of Portfolio)
---------------------------------

    1. Fomento Economico Mexicano
       S.A. de C.V.
       Producer of beer and soft drinks
       in Mexico

    2. Pliva D.D.
       Pharmaceutical company in Croatia

    3. OTP Bank Rt
       Savings and commercial bank in
       Hungary

    4. Samsung Securities Co., Ltd.
       Securities company in Korea

    5. Alpha Credit Bank A.E.
       Commercial bank in Greece

    6. Netia Holdings BV
       Telecommunication services in
       Poland

    7. Magyar Olaj-es Gazipari Rt
       Integrated domestic oil and gas
       company in Hungary

    8. Al Ahram Beverages Co.
       Beverage producer in Egypt

    9. National Bank of Greece S.A.
       Full service bank in Greece

   10. Wielkopolski Bank Kredytowy S.A.
       Commercial bank in Poland


The Fund's top holdings were diversified across a wide range of countries and industries.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                    5 - Scudder Emerging Markets Growth Fund

                         Portfolio Management Discussion

We asked Joyce Cornell, Lead Portfolio Manager of Scudder Emerging Markets Growth Fund, to discuss the recent market environment and the Fund's current investment strategy.

Q: How did the Fund perform in the six-month period ended April 30, 1999?

A: The Fund rose 9.72% over the six-month period, trailing the 33.23% return of its unmanaged benchmark, the IFC Emerging Markets Index. While in the short term the Fund's sharp divergence from the benchmark's country weightings hurt relative performance, our approach has proven beneficial over the long term. Over its lifetime, the Fund has returned -4.69%, versus -17.64% for the benchmark.

Q: What was the primary cause of the Fund's underperformance in this period?

A: The outbreak of war in the Balkans shortly before the end of March dashed what had previously been highly respectable performance. The Fund is heavily weighted in the Central and Eastern European markets, which offer outstanding value and long-term growth potential. We believe that the Kosovo crisis has not impaired, and is highly unlikely to impair, these prospects. Hungary and Greece, which each represent close to 8% of the portfolio, both plummeted at the outset of hostilities. Poland, where we held close to 10% of assets, also fell sharply. While Poland is not geographically near Kosovo, fear of shareholder redemptions had Eastern European fund managers selling whatever they could. Croatia, where we held nearly 3% of assets, dropped 30%. The majority of our Croatian holding is in Pliva, a pharmaceutical company whose sales are dominated by the patented antibiotic azythromycin. Azythromycin sales are mostly in the U.S. (Zithromax, marketed by Pfizer) and in Western Europe. Since the war has virtually no impact on Pliva's sales, we added to our holdings during the sell-off on the expectation that the stock will resume its price appreciation in due course.

Q: How did the Fund's holdings in Mexico impact performance?

A: Mexico, one of our five largest weightings at 11% of assets, detracted significantly from relative performance. The Fund was hurt by the high quality and defensive nature of our holdings. As interest rates fell and the fear of contagion from Brazil abated, weak banking stocks and highly leveraged companies performed especially well. We continue to hold a favorable view of Mexico's economic prospects and believe that our solid companies with admirable balance sheets will give superior performance over time. We have been adding gradually to our Mexican position and in March began to buy Banorte, the first bank to see non-performing loans actually decrease since the Mexican crisis of 1994-95. Its need to take additional reserves is past, and its business is starting to grow. Additionally, Mexico recently relaxed foreign ownership restrictions on banks, and we believe that Banorte is one of the most attractive Mexican banks from an acquisition standpoint.


                    6 - Scudder Emerging Markets Growth Fund

Q: Brazil's devaluation crushed the market early in the year, but it has since recouped those losses. Do you think the upward move is sustainable?

A: On a fundamental basis, we are still negative on Brazil. The country is in a recession, corporate earnings are likely to continue their downtrend, and the ongoing debt crisis spells trouble on a medium- and longer-term basis. Fatal structural flaws have yet to be dealt with. The new central bank governor, Arminio Fraga, has staved off the immediate crisis by buoying hope and confidence. Can this hope continue to support or drive the market? Our answer is yes, for a while, because he has bought a bit of time. However, Brazil always backs away from significant reform as soon as the crisis passes, and it appears as though the country's difficulties are indeed over for the moment. Barring external shocks, we expect the market to "see no evil, hear no evil, speak no evil" for some months before the reality of the debt trap bites again. Abundant liquidity and the market's amnesia about Brazil's debt issues may well drive stock prices higher, but in our view, a belief in the greater fool theory would be the only reason to buy now. Our strategy for Brazil is to have a core holding (below the index weight) comprised of high quality companies that will continue to flourish over the long term even in the face of economic volatility and interest rate fluctuations.

Q: How did our weighting in Brazil affect Fund performance?

A: Despite these difficulties, Brazil contributed significantly to performance on the positive side. We were underweight in Brazil, holding 5% of the portfolio there versus an index weight of 11%. Due to strong individual stock selection, our holdings performed twice as well as the index. The engine of our performance was Aracruz, a cash-rich eucalyptus pulp company that appreciated 81% in U.S. dollars in the first quarter alone. Brazil provided a wild ride for investors in the period, plunging nearly 30% from the first of the year to its late-January low before rebounding 58%. Why didn't we play this volatility with a larger position? First, because that demands precision market timing, and we are investors, not market timers, and second, because Brazil's market is relatively expensive to trade. We will reserve our larger allocations for the countries that manage their economies well and promote growth rather than crowding it out with bloated government borrowing.

Q: The Fund has held an overweighted position in Egypt for some time. What is your current outlook for that country?

A: Egypt added to performance as the market rose 20% over the period. We can think of few markets that have such compelling fundamentals. Driven by domestic consumption and investment, GDP growth in 1999 will likely exceed last year's 5.7%. In contrast to the misguided policies of many Asian countries, Egypt is not relying on exports for growth. And unlike many of the non-European emerging markets, Egypt is not relying upon an upturn in commodity prices. Egypt still has much to do to clear up statist impediments to growth, but it is their liberalization policies to date that have encouraged the boom in private sector development and set off the growth of a middle class. We expect that the Egyptian market, still cheap at a


                    7 - Scudder Emerging Markets Growth Fund price-to-earnings ratio of 9x and a dividend yield of 10% will continue to appreciate nicely this year.

Q: What impact did our small position in Asia have on performance?

A: Our weightings in Korea, Indonesia, and Thailand were beneficial, as these countries outperformed during the period, while our positions in Taiwan, the Philippines, and India fell. In the aggregate, the Fund's positions in these countries had only a limited impact on overall performance. Since February, we have been methodically building up our positions in Korea, Indonesia, and the Philippines, where we feel that the prospects are best for significant reform and sustainable growth. Very recently we have been adding to Taiwan, which has declined to relatively attractive valuation levels over the course of the spring.

The stricken economies of Asia are still in fragile condition. Reform efforts meet with entrenched resistance, and the banking systems in Korea and Indonesia are dysfunctional and not yet sufficiently recapitalized. Because overcapacity from the years of massive malinvestment still exists, recovery cannot be led by investment. Instead, it must be carried by consumers, but with unemployment still rising and the region potentially vulnerable to a slowdown in the U.S. economy, a turnaround in these areas may not be forthcoming. While caution remains the order of the day, there are pockets of reform creating investment opportunities, particularly in Korea, where 10% of the Fund's assets were invested as of the end of the reporting period.

Q: What is your overall outlook for the emerging markets?

A: Liquidity is abundant as interest rates continue to fall in Europe and nearly all of the emerging markets, a trend that should support stock prices. Earnings in many sound emerging markets economies are now trading at massive discounts both to global earnings and their own historical levels. We believe that these discounts are not sustainable. The evident surfeit of liquidity provides kindling for a fire, and only a spark is needed. It is never possible to pinpoint exact timing in the markets, but we believe that the long period of underperformance is about to reverse for the emerging markets. April registered the best emerging markets performance in years; indeed, it may mark the beginning of the long awaited turnaround.


                    8 - Scudder Emerging Markets Growth Fund

                          Glossary of Investment Terms


CURRENCY DEVALUATION       A significant decline of a currency's value relative
                           to other currencies, such as the U.S. dollar, typically resulting from the cessation of a country's central bank intervention in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can reduce the total return of their investment.

DIVIDEND YIELD             With stocks, a company's payment out of earnings to
                           shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time. A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result

PRICE/EARNINGS RATIO (P/E) A widely used gauge of a stock's valuation that (also "earnings multiple") indicates what investors are paying for a company's earning power at the current stock price. A P/E ratio may be based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

WEIGHTING (OVER/UNDER)     Refers to the allocation of assets --  usually
                          in terms of sectors, industries, or countries
                           -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                        9 - Emerging Markets Growth Fund

                    Investment Portfolio as of April 30, 1999

                                                                                                   Principal       Market
                                                                                                   Amount ($)     Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.2%
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/1999, 4.87%, to be
  repurchased at $1,325,538 on 5/3/1999, collateralized by a $1,340,000 U.S. Treasury                            ---------
  Inflationary Index Bond, 3.875%, 4/15/2029 (Cost $1,325,000) ................................     1,325,000    1,325,000
                                                                                                                 ---------
                                                                                                      Shares
-------------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 0.3%
Thailand
Siam Commercial Bank Public Company Ltd., 5.25% (Provider of financial services) (b)                             ---------
  (Cost $317,228) ..............................................................................      451,500      316,671
                                                                                                                 ---------
Common Stocks 98.5%
-------------------------------------------------------------------------------------------------------------------------------
Bahrain 0.2%
Arab Insurance Group (Insurance company) .......................................................      216,690      210,189
                                                                                                                 ---------
Bolivia 0.3%
Corriente Resources, Inc.* (Mining and processing of gold, bismuth, tin and tungsten in
  South America) ...............................................................................      405,900      278,395
                                                                                                                 ---------
Botswana 0.6%
Sechaba Investment Trust Co. (Brewery) .........................................................      620,000      668,050
                                                                                                                 ---------

Brazil 5.3%
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) ................................       77,300    1,546,000
Companhia Paranaense de Energia-Copel (pfd.) (ADR) (Electric power utility) ....................      119,700      980,044
Companhia Vale do Rio Doce (Diverse mining and industrial complex) .............................       26,825      507,107
Petroleo Brasileiro S.A. (pfd.) (Petroleum company) ............................................    4,552,300      737,248
Souza Cruz S.A. (voting) (Holding company for cigarettes, tobacco, and fiber cellulose) ........       13,000       86,875
Tele Centro Sul Participacoes S.A. (pfd.)* (Provider of local telecommunications in Southwestern
  region of Brazil) ............................................................................   38,328,000      415,355
Tele Centro Sul Participacoes S.A. (pfd.) (ADR) ................................................        5,760      306,000
Telecomunicacoes de Minas Gerais S.A. (voting)* (Telecommunication services) ...................       15,530          131
Telecomunicacoes de Minas Gerais S.A. "B" (pfd.) ...............................................          395           10
Telecomunicacoes de Minas Gerais S.A. "C" (pfd.)* ..............................................          395            5
Telesp Participacoes S.A. (ADR) (Provider of local telecommunication services in Sao Paulo) ....       21,900
                                                                                                                   547,500
Uniao de Bancos Brasileiros SA (GDR) (Major bank) ..............................................       20,400      506,175
Votorantim Celulose e Papel S.A. (Producer and exporter of printing, writing and other
  special papers) ..............................................................................    4,700,000      118,844
                                                                                                                 ---------
                                                                                                                 5,751,294
                                                                                                                 ---------

    The accompanying notes are an integral part of the financial statements.

                   10 - Scudder Emerging Markets Growth Fund

                                                                                                              Market
                                                                                                 Shares      Value ($)
--------------------------------------------------------------------------------------------------------------------------

Bulgaria 0.1%
Bulgartabak Holding* (Tobacco company) .....................................................        6,500      119,534
                                                                                                            ----------
Canada 0.1%
Etruscan Enterprises Ltd.* (Exploration and development of gold prospect in Niger) .........       90,300       54,502
                                                                                                            ----------

Chile 1.9%
Laboratorio Chile S.A. (ADR) (Manufacturer and distributor of off-patent
  pharmaceutical products) .................................................................       20,750      370,906
Vina Concha y Toro S.A. (ADR) (Wine producer) ..............................................       53,300    1,728,919
                                                                                                            ----------
                                                                                                             2,099,825
China 0.3%
Shanghai Petrochemical Co., Ltd. (Manufacturer of petrochemical and petroleum products) ....    1,884,000      352,456
                                                                                                            ----------

Croatia 3.3%
Pliva D.D. (GDR) (Pharmaceutical company) ..................................................      212,120    3,362,102
Zagrebacka Banka (GDR)* (Commercial bank) ..................................................       22,000      193,050
                                                                                                            ----------
                                                                                                             3,555,152
                                                                                                            ----------
Czech Republic 1.2%
Ceske Radiokomunikace* (TV and radio signal transmission services) .........................       35,800    1,315,650
                                                                                                            ----------

Egypt 10.6%
Al Ahram Beverages Co. (GDR)* (Beverage producer) ..........................................       70,000    2,240,000
EFG Hermes Holdings, S.A.E. (GDR)* (Brokerage firm) ........................................       50,000      527,500
Eastern Tobacco Co. (Maker of tobacco products) ............................................       49,220    1,258,202
Egyptian Financial & Industrial Co. (Fertilizer producer) ..................................       13,000      197,502
Egyptian International Pharmaceutical Co. (Pharmaceutical company) .........................       10,600      533,464
Egyptian Mobile Phone Network, Ltd.* (Cellular telecommunication services) .................       73,766      984,832
International Foods Co.* (Food producer) (b) ...............................................       34,000      379,556
Madinet Nasser City Housing Co. (Real estate development company) ..........................       13,670      410,993
Misr International Bank (Commercial and foreign bank) ......................................       31,810      728,234
Misr International Bank (GDR) ..............................................................       16,400      186,960
Olympic Group Financial (Manufacturer of stoves) ...........................................      125,000      500,363
Orascom Projects & Touristic Development* (Developer of touristic areas and resorts) .......       45,024      331,615
ORASCOM Hotel Holdings* (Hotel and resort developer) (b) ...................................      116,000      289,789
Oriental Weavers Corp. (Carpet manufacturer) ...............................................       18,600      384,913
Suez Cement Co. (Cement producer) ..........................................................       70,677    1,207,206
Suez Cement Co. (GDR) ......................................................................       24,600      412,050
Torrah Portland Cement Co. (Cement producer) ...............................................       47,005      935,184
                                                                                                            ----------
                                                                                                            11,508,363
                                                                                                            ----------

    The accompanying notes are an integral part of the financial statements.

                   11 - Scudder Emerging Markets Growth Fund

                                                                                                              Market
                                                                                                 Shares      Value ($)
--------------------------------------------------------------------------------------------------------------------------

Estonia 0.6%
AS Eesti Telekom (GDR)* (Provider of telecommunication services) ............................      32,500     687,375
                                                                                                           ----------
Finland 0.5%
Nokia AB Oy "A" (ADR) (Leading cellular telephone manufacturer) .............................       7,300     541,569
                                                                                                           ----------

Ghana 0.5%
Social Security Bank Ltd. (Full service commercial bank) ....................................     804,000     550,053
                                                                                                           ----------

Greece 7.3%
Alpha Credit Bank A.E. (Commercial bank) ....................................................      38,533   2,751,082
Delta Informatics S.A. (Corporate information services) .....................................      28,600     942,072
Ethniki General Insurance Co. (Insurance and reinsurance company) ...........................       6,000     286,818
Hellenic Bottling Co. S.A. (Soft drink distributor) .........................................       8,200     242,695
Hellenic Telecommunication Organization S.A. (OTE) (Telecommunication services) .............      28,000     649,705
National Bank of Greece S.A. (Full service bank) ............................................      31,000   2,113,179
National Bank of Greece S.A. (Rights)* (b) ..................................................      31,000      90,040
Panafon Hellenic Telecom S.A.* (Provider of mobile telephone services) ......................      21,600     575,505
STET Hellas Telecommunications S.A. (ADR)* (Mobile telecommunication services) ..............      10,000     270,000
                                                                                                           ----------
                                                                                                            7,921,096
                                                                                                           ----------
Hungary 8.2%
Demasz Rt (Distributor of electricity) ......................................................       5,500     421,772
EGIS Rt (Pharmaceutical company) ............................................................      15,600     316,377
Gedeon Richter Rt (Pharmaceutical company) ..................................................       3,000     110,275
Graboplast Rt (Producer of home improvement materials, artificial leather and book bindings)            2          13
Magyar Olaj-es Gazipari Rt (Integrated domestic oil and gas company) ........................     102,400   2,282,238
Magyar Tavkozlesi Rt (ADR) (Telecommunications company) .....................................       6,700     188,438
Matav Rt Ordinary "A" (Telecommunication services) ..........................................     306,600   1,709,954
OTP Bank Rt (Savings and commercial bank) ...................................................      74,000   3,118,768
Pick Szeged Rt (Processor, marketer, and distributor of meat products) ......................      15,265     484,368
Synergon Information Systems (GDR)* (Computer systems integrator) ...........................      14,000     177,800
                                                                                                           ----------
                                                                                                            8,810,003
                                                                                                           ----------
India 0.3%
HDFC Bank Ltd. (Corporate banking and financial services) (b) ...............................      21,900      32,013
Hindustan Petroleum Corp., Ltd (Oil refining, manufacturer of petroleum products) (b) .......      58,400     233,791
Housing Development Finance Corp. Ltd. (Housing finance provider to individuals, corporations
  and developers) (b) .......................................................................       1,400      64,773
                                                                                                           ----------
                                                                                                              330,577
                                                                                                           ----------

    The accompanying notes are an integral part of the financial statements.

                   12 - Scudder Emerging Markets Growth Fund


                                                                                                                  Market
                                                                                                      Shares     Value ($)
--------------------------------------------------------------------------------------------------------------------------

Indonesia 2.8%
Asia Pulp & Paper Co., Ltd. (ADR)* (Producer of pulp and paper) ..................................      76,400     802,200
Gudang Garam (Manufacturer and distributor of cigarettes) ........................................     257,500     467,312
Indonesia Satellite Corp. (ADR) (International telecommunication services) .......................       5,800     109,475
PT Bank Pan Indonesia Bank Tbk Warrants (expire 6/26/2000)* (Commercial bank) ....................     148,628       2,209
PT Indah Kiat Pulp & Paper Corp., Tbk (Foreign registered)* (Manufacturer of pulp and
  paper products) ................................................................................   1,400,000     585,321
PT Indofood Sukses Makmur Tbk* (Manufacturer of food products) ...................................     562,000     445,562
PT LippoBank, Tbk (Commercial and foreign exchange bank) .........................................   4,700,000     232,889
PT Ramayana Lestari Sentosa Tbk (Operator of department stores) ..................................     955,000     360,824
                                                                                                                ----------
                                                                                                                 3,005,792
                                                                                                                ----------
Israel 1.1%
Check Point Software Technologies Ltd.* (Developer, marketer and supporter of management
  solutions for active networks) .................................................................       8,900     313,725
ECI Telecommunications Ltd. (Telecommunication services) .........................................      15,900     586,313
Matav-Cable Systems Media Ltd. (Operator and provider of broadband cable television services) ....      19,700     315,693
                                                                                                                ----------
                                                                                                                 1,215,731
                                                                                                                ----------
Jordan 0.9%
Arab Bank PLC (Commercial bank) ..................................................................         630     185,502
Aramex International Ltd.* (Express delivery and freight forwarding in the Middle East and India)       35,700     321,300
Hikma* (Pharmaceutical company) (b) (c) ..........................................................      68,000     492,200
                                                                                                                ----------
                                                                                                                   999,002
                                                                                                                ----------
Kenya 2.2%
James Finlay PLC (Tea producer) ..................................................................     715,000     989,127
Sasini Tea & Coffee Ltd. (Tea and coffee grower and processor) ...................................   1,000,000     857,354
Uchumi Supermarket Ltd. (Supermarket operator) ...................................................     708,000     502,350
                                                                                                                ----------
                                                                                                                 2,348,831
                                                                                                                ----------
Korea 10.0%
Hankook Tire Co., Ltd. (Manufacturer of tires, tire tubes, batteries, and aluminum
  alloy wheels) ..................................................................................      63,500     536,958
Hite Brewery Co., Ltd. (Brewery) .................................................................       5,200     122,507
Housing & Commercial Bank (Bank) .................................................................      32,500     765,671
Hyundai Motor Co., Ltd. (Auto manufacturer) ......................................................       6,300     105,221
Kookmin Bank (Major commercial bank) .............................................................      28,510     388,609
Korea Telecom Corp. (Provider of telecommunication services) (b) .................................      21,100   1,098,585
Pohang Iron & Steel Co., Ltd. (Steel producer) (b) ...............................................       2,510     215,562
Samchully (Producer and distributor of anthracite and gas) .......................................       6,210     276,929

    The accompanying notes are an integral part of the financial statements.

                   13 - Scudder Emerging Markets Growth Fund


                                                                                                                  Market
                                                                                                      Shares     Value ($)
--------------------------------------------------------------------------------------------------------------------------

Samsung Corp., Ltd. (Trading company) ..........................................................       80,820    1,135,628
Samsung Electro-Mechanics Co., (Electronics parts company) .....................................       13,500      318,048
Samsung Electronics Co., Ltd. (Electronics manufacturer) .......................................       18,950    1,457,324
Samsung Securities Co., Ltd. (Securities company) ..............................................       74,473    2,882,422
Shinhan Bank (GDR)* (Bank) .....................................................................       39,900      952,613
Shinsegae Department Store Co. (Major department store chain) ..................................       16,100      555,406
                                                                                                               -----------
                                                                                                                10,811,483
                                                                                                               -----------
Lebanon 0.2%
Banque Audi (GDR) (Commercial bank) ............................................................       11,800      227,740
                                                                                                               -----------

Malawi 0.5%
African Lakes Corp. PLC* (Motor trading, agriculture, mining, engineering, computer supplies and
  general trading) .............................................................................      264,928      210,952
Press Corp., Ltd. (GDR)* (Conglomerate, industrial holding company) ............................       54,550      361,667
                                                                                                               -----------
                                                                                                                   572,619
                                                                                                               -----------
Mexico 10.6%
CIFRA S.A. de C.V. "C"* (Discount retailer) ....................................................       56,000      104,848
Consorcio ARA, S.A. de C.V.* (Low-income housing developer) ....................................      290,000    1,063,961
Controladora Comercial Mexicana S.A. de C.V. (GDR) (Operator of supermarkets
  and warehouses) ..............................................................................        5,500      114,813
Fomento Economico Mexicano S.A. de C.V. "B" (Producer of beer and soft drinks) .................      957,500    3,419,643
Gruma S.A. de C.V. "B"* (Producer and distributor of corn flour) ...............................      535,665    1,027,271
Grupo Financiero Banorte S.A. de C.V. "B"* (Financial services holding company) ................      746,700      968,124
Grupo Industrial Bimbo, S.A. de C.V. "A" (Producer of bread and other baked goods) .............      575,900    1,240,304
Grupo Modelo S.A. "C" (Leading brewery) ........................................................      178,000      469,080
Industrias Penoles S.A. de C.V. (Exploration and marketing of minerals and non-ferrous metals
  such as lead, zinc and silver) ...............................................................      102,000      344,968
Organizacion Soriana S.A. de C.V. "A" (Retailer) ...............................................      179,600      808,589
Telefonos de Mexico S.A. de C.V. "L" (ADR) (Telecommunication services) ........................       19,100    1,446,825
Tubos de Acero de Mexico S.A. (ADR) (Manufacturer of various types of pipes, casings
  and tubing) ..................................................................................       41,700      461,306
                                                                                                               -----------
                                                                                                                11,469,732
                                                                                                               -----------
Morocco 1.6%
Societe Nationale d'Investissements (Conglomerate, various joint ventures) .....................        6,100      634,840
Societe des Brasseries du Nord Marocain (Distributor of beer and carbonated beverages) (b) .....        1,600
                                                                                                                   381,024
WAFABANK (Commercial bank) .....................................................................        7,307      721,951
                                                                                                               -----------
                                                                                                                 1,737,815
                                                                                                               -----------

     The accompanying notes are an integral part of the financial statements

                   14 - Scudder Emerging Markets Growth Fund


                                                                                                               Market
                                                                                                 Shares       Value ($)
--------------------------------------------------------------------------------------------------------------------------

Oman 2.0%
Bank Muscat Al Ahla Al Omani (Commercial bank) ..............................................       5,250        49,091
Muscat Marriott* (Hotel operator) (b) (c) ...................................................     100,000       135,065
National Bank of Oman Ltd.* (Commercial bank) ...............................................     109,353       979,916
Oman Cable Industry SAOG* (Manufacturer of electrical and power cables) (b) .................      28,685       213,089
Oryx Fund, Ltd.* (Mutual fund domiciled in Guernsey, investing in the Middle East) ..........      61,500       784,125
                                                                                                             ----------
                                                                                                              2,161,286
                                                                                                             ----------
Peru 3.1%
Cementos Lima S.A. "T" (Cement producer) ....................................................      81,000     1,286,708
Enrique Ferreyros y Cia. (Machinery manufacturer) ...........................................   1,412,908       986,523
Gitennes Exploration Inc.* (Exploration and development of gold mining properties in Peru) ..      54,000
                                                                                                                  9,259
Minas Buenaventura S.A. "B" (Mining company) ................................................     108,100       842,241
Telefonica del Peru S.A.A. (ADR) (Telecommunication services) ...............................      15,000       225,938
                                                                                                             ----------
                                                                                                              3,350,669
                                                                                                             ----------
Philippines 2.1%
Bank of the Philippine Islands (Commercial bank) ............................................     464,000     1,464,300
International Container Terminal Services, Inc.* (Containerized cargo handling firm) ........   5,555,375       555,172
Metropolitan Bank and Trust (Commercial bank and trust company) .............................      27,070       270,522
                                                                                                             ----------
                                                                                                              2,289,994
                                                                                                             ----------
Poland 9.7%
Bank Przemyslowo Handlowy (Bank) ............................................................      11,498       586,024
Cersanit-Krasnystaw S.A. (Producer of ceramic sanitation and porcelain products) ............     140,000       488,681
Computerland Poland S.A.* (Provider of computer services and systems) .......................       6,800       106,640
Elektrim Spolka Akcyjna S.A. (Manufacturer of power equipment, electrical machinery
  and apparatus) ............................................................................     121,700     1,446,794
ITI Group S.A.* (Telecommunication services) (b) ............................................       4,100     1,020,900
KGHM Polska Miedz S.A. (Producer of copper and silver) ......................................         150           956
Kutnowskie Zaklady Farmaceutyczne Polfa S.A. (Producer of pharmaceuticals, veterinary
  medicines, food components) ...............................................................       7,400        96,396
Mostostal Krakow S.A.* (Heavy construction company) .........................................      69,007       115,201
Mostostal Zabrze Holding S.A. (Construction company) ........................................     140,205       400,738
Netia Holdings BV* (Telecommunication services) (b) (c) .....................................      96,742     1,934,840
Netia Holdings BV "O"* (b) (c) ..............................................................       8,729       174,580
Netia Holdings BV "P"* (b) (c) ..............................................................       7,330       146,600
Netia Holdings BV "R"* (b) (c) ..............................................................       3,980        79,600
Orbis S.A.* (Hotel owner and operator) ......................................................      68,800       555,133
Telekomunikacja Polska S.A.* (Owner and operator of telecommunication networks) .............     226,800     1,399,752


     The accompanying notes are an integral part of the financial statements

                   15 - Scudder Emerging Markets Growth Fund


                                                                                                                Market
                                                                                                    Shares      Value ($)
--------------------------------------------------------------------------------------------------------------------------

Wielkopolski Bank Kredytowy S.A. (Commercial bank) ...........................................      344,700    1,926,867
Zaklady Lentex (Producer of PVC products used in cars, footwear, housing and
  public construction) .......................................................................       25,800       94,625
                                                                                                              ----------
                                                                                                              10,574,327
                                                                                                              ----------
Portugal 1.9%
Banco Comercial Portugues, S.A. (Commercial bank) ............................................       13,200      372,231
Brisa-Auto Estradas de Portugal, S.A. (Builder and operator of motorways) ....................       11,400      482,991
Jeronimo Martins SGPS, S.A. (Food producer and retailer) .....................................       11,500      378,483
SIVA-SGPS S.A. (Importer of automobiles) .....................................................       31,200      432,492
Semapa Cement S.A. (Cement producer) .........................................................       24,200      388,641
                                                                                                              ----------
                                                                                                               2,054,838
                                                                                                              ----------
Russia 0.8%
LUKoil Holdings (ADR) (Extracter, transporter, refiner, and provider of oil and gas) .........        8,000      302,000
Surgutneftegaz (ADR) (Extracter of oil and gas) ..............................................       72,800      582,400
                                                                                                              ----------
                                                                                                                 884,400
                                                                                                              ----------
Sri Lanka 0.1%
Tea Plantations Investment Trust PLC (Trust investing in regional plantations) ...............      100,700       99,621
                                                                                                              ----------
Taiwan 2.4%
Hon Hai Precision Industry Co., Ltd.* (Manufacturer of electronic connectors, cable assemblies
  and memory chips) ..........................................................................      286,000    1,556,820
Siliconware Precision Industries Co.* (Manufacturer of packaging for integrated circuits) ....      123,000      220,046
Taiwan Semiconductor Manufacturing Co.* (Manufacturer of integrated circuits) ................      170,000      574,465
Yang Ming Marine Transport* (Marine transportation) ..........................................      317,000      224,905
                                                                                                              ----------
                                                                                                               2,576,236
                                                                                                              ----------
Thailand 0.5%
Siam Cement Co., Ltd. (Foreign registered)* (Construction materials and industrial
  conglomerate) (b) ..........................................................................       19,500      576,531
                                                                                                              ----------
Tunisia 0.1%
Banque International Arabe Tunisia (GDR)* (Bank) .............................................       10,500      108,675
                                                                                                              ----------
Turkey 3.3%
Akbank T.A.S. (Banking and investment organization) ..........................................   25,632,000      817,639
Koc Holding A.S. (Holding company with interests in the automotive and durable
  goods industries) ..........................................................................    2,221,000      402,417
Migros Turkey (Retailer) .....................................................................      860,000    1,185,117
Tupras-Turkiye Petrol Rafinerileri A.S. (Petroleum refinery) .................................   15,649,000    1,218,023
                                                                                                              ----------
                                                                                                               3,623,196
                                                                                                              ----------

    The accompanying notes are an integral part of the financial statements.

                   16 - Scudder Emerging Markets Growth Fund


                                                                                               Market
                                                                                   Shares      Value ($)
-------------------------------------------------------------------------------------------------------------

United States 0.1%
Benton Oil & Gas Co.* (Oil and gas exploration, development and production)        34,000       142,375
                                                                                           ------------
Zimbabwe 1.2%
Delta Corp., Ltd. (Brewery) ...............................................       863,647       224,059
Meikles Africa Ltd. (Hotel operator) ......................................       525,400       420,320
Tanganda Tea Co., Ltd. (Tea producer and distributor) .....................     2,461,212       654,646
                                                                                           ------------
                                                                                              1,299,025
-------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $103,255,627)                                                     106,884,001
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $104,897,855) (a)                                 108,525,672
-------------------------------------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $106,202,925. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $2,322,747. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $15,923,057 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $13,600,310.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $7,875,209 (7.15% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1999 aggregated $7,729,123. These securities may also have certain restrictions as to resale.

(c) These securities have certain restrictions as to resale. Information concerning such securities at April 30, 1999 is as follows:

     Security                Acquisition Date        Cost ($)         Market Value     % of Net Assets
     ----------------------- ------------------  -----------------  -----------------  -----------------
     Hikma                       10/19/98             497,930            492,200             0.4%
     Muscat Marriott              3/5/98              135,073            135,065             0.1%
     Netia Holdings BV            5/8/97            1,934,840          1,934,840             1.8%
     Netia Holdings BV "O"        5/16/97              97,818            174,580             0.2%
     Netia Holdings BV "P"        6/6/97               82,126            146,600             0.1%
     Netia Holdings BV "R"       12/10/97              44,592             79,600             0.1%
                                                                    ------------             ----
                                                                       2,962,885             2.7%
                                                                    ============             ====

    The accompanying notes are an integral part of the financial statements.

                   17 - Scudder Emerging Markets Growth Fund

                              Financial Statements
                       Statement of Assets and Liabilities
                              as of April 30, 1999


Assets

--------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $104,897,855) ..........   $ 108,525,672
                  Cash ...........................................................         112,708
                  Foreign currency, at market (identified cost $678,999) .........         677,122
                  Receivable for investments sold ................................       2,709,522
                  Dividends and interest receivable ..............................         458,036
                  Receivable for Fund shares sold ................................          36,194
                  Foreign taxes recoverable ......................................           9,716
                  Deferred organization expenses .................................           6,994
                  Other assets ...................................................           1,479
                                                                                     -------------
                  Total assets ...................................................     112,537,443
Liabilities
--------------------------------------------------------------------------------------------------
                  Payable for investments purchased ..............................       1,848,224
                  Payable for Fund shares redeemed ...............................         148,330
                  Accrued management fee .........................................          53,610
                  Other payables and accrued expenses ............................         313,569
                                                                                     -------------
                  Total liabilities ..............................................       2,363,733
                  --------------------------------------------------------------------------------
                  Net assets, at market value                                        $ 110,173,710
                  --------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated distributions in excess of net investment income ...      (1,167,456)
                  Unrealized appreciation (depreciation) on:
                     Investment securities .......................................       3,627,817
                     Foreign currency related transactions .......................         (13,001)
                  Accumulated net realized loss ..................................     (48,163,617)
                  Paid-in capital ................................................     155,889,967
                  --------------------------------------------------------------------------------
                  Net assets, at market value                                        $ 110,173,710
                  --------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($110,173,710 / 9,725,931 shares of capital stock outstanding,   -------------
                    $.01 par value, 100,000,000 shares authorized) ...............          $11.33
                                                                                     -------------

    The accompanying notes are an integral part of the financial statements.

                   18 - Scudder Emerging Markets Growth Fund

                             Statement of Operations
                         six months ended April 30, 1999


Investment Income (Loss)
--------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $56,712) ...........   $  1,027,873
                  Interest .......................................................         99,060
                                                                                      ------------
                                                                                        1,126,933
                                                                                      ------------
                  Expenses:
                  Management fee .................................................        720,823
                  Custodian and accounting fees ..................................        359,884
                  Services to shareholders .......................................        366,867
                  Directors' fees and expenses ...................................         24,472
                  Registration fees ..............................................         31,792
                  Auditing .......................................................         34,346
                  Reports to shareholders ........................................         53,897
                  Legal ..........................................................         11,169
                  Amortization of organization expenses ..........................          1,711
                  Other ..........................................................          9,228
                                                                                      ------------
                  Total expenses before reductions ...............................      1,614,189
                  Expense reductions .............................................       (316,707)
                                                                                      ------------
                  Expenses, net ..................................................      1,297,482

                 ---------------------------------------------------------------------------------
                 Net investment income (loss)                                           (170,549)
                 ---------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ....................................................    (14,258,012)
                  Foreign currency related transactions ..........................       (332,684)
                                                                                      ------------
                                                                                      (14,590,696)
                                                                                      ------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ....................................................     25,240,340
                  Foreign currency related transactions ..........................        (11,411)
                                                                                      ------------
                                                                                       25,228,929
                 ---------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                           10,638,233
                 ---------------------------------------------------------------------------------

                 ---------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations    $ 10,467,684
                 ---------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                   19 - Scudder Emerging Markets Growth Fund

                                            Statement of Changes in Net Assets


Increase (Decrease) in Net Assets                                            Six Months        Year Ended
                                                                                Ended          October 31,
                                                                           April 30, 1999         1998
-----------------------------------------------------------------------------------------------------------------------------

                  Operations:
                  Net investment income (loss) ........................   $    (170,549)   $     872,361
                  Net realized gain (loss) ............................     (14,590,696)     (33,020,863)
                  Net unrealized appreciation (depreciation) on
                  investment transactions during the period............      25,228,929      (26,379,850)
                                                                          -------------    -------------
                  Net increase (decrease) in net assets resulting from
                  operations..........................................       10,467,684      (58,528,352)
                  Distributions to shareholders from                      -------------    -------------
                  net investment income...............................         (387,561)        (862,031)
                                                                          -------------    -------------
                  Fund share transactions:
                  Proceeds from shares sold ...........................      12,986,718       57,798,973
                  Net asset value of shares issued to shareholders in
                  reinvestment of distributions........................         324,120          731,288

                  Cost of shares redeemed .............................     (38,131,293)     (94,348,182)
                  Redemption fees .....................................         112,139          385,726
                                                                          -------------    -------------
                  Net increase (decrease) in net assets from Fund share
                  transactions.........................................     (24,708,316)     (35,432,195)
                                                                           -------------    -------------
                  Increase (decrease) in net assets ...................     (14,628,193)     (94,822,578)
                  Net assets at beginning of period ...................     124,801,903      219,624,481
                  Net assets at end of period (including accumulated
                    distributions in excess of net investment income of   -------------     -------------
                    $1,167,456 and $609,346, respectively) ............   $ 110,173,710    $ 124,801,903
                                                                          -------------     -------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ...........      12,048,140       15,080,532
                                                                          -------------    -------------
                  Shares sold .........................................       1,214,131        4,313,252
                  Shares issued to shareholders in
                    reinvestment of distributions......................          30,551           52,272

                  Shares redeemed .....................................      (3,566,891)      (7,397,916)
                                                                           -------------    -------------
                  Net increase (decrease) in Fund shares ..............      (2,322,209)      (3,032,392)
                                                                           -------------    -------------
                  Shares outstanding at end of period .................       9,725,931       12,048,140
                                                                            ------------    -------------

    The accompanying notes are an integral part of the financial statements.

                   20 - Scudder Emerging Markets Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.



                                                                                                          For the Period
                                                                                                           May 8, 1996
                                                                                                        (commencement) of
                                                                 Six Months Ended        Years Ended      operations) to
                                                                  April 30, 1999         October 31,        October 31,
                                                                      1999             1998       1997        1996
------------------------------------------------------------------------------------------------------------------------------

                                                                     ---------------------------------------------------------
Net asset value, beginning of period .............................   $    10.36   $    14.56 $    12.85 $   12.00
                                                                     ---------------------------------------------------------
Income from investment operations:
Net investment income (loss) .....................................         (.02)         .06        .02      (.02)
Net realized and unrealized gain (loss) on investments ...........         1.02        (4.23)      1.67       .86
                                                                     ---------------------------------------------------------
Total from investment operations .................................         1.00        (4.17)      1.69       .84
                                                                     ---------------------------------------------------------
Less distributions from net investment income ....................         (.04)        (.06)      (.03)       --
Redemption fees ..................................................          .01          .03        .05       .01
                                                                     ---------------------------------------------------------
Net asset value, end of period ...................................   $    11.33   $    10.36 $    14.56 $   12.85
                                                                     ---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) .........................................         9.72**     (28.54)     13.51      7.08**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........................          110          125        220        76
Ratio of operating expenses, net, to average daily net assets (%)          2.25*        2.16       2.00      2.00*
Ratio of operating expenses, before expense reductions, to average         2.80*        2.31       2.33      3.79*
   daily net assets (%)
Ratio of net investment income (loss) to average daily net assets          (.30)*        .48        .11      (.32)*
Portfolio turnover rate (%) ......................................        85.0*        44.8       61.5      19.5*

(a)  Based on monthly average of shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 2% redemption fee on shares held less than one year.
*  Annualized
** Not annualized


    The accompanying notes are an integral part of the financial statements.

                   21 - Scudder Emerging Markets Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund ("the Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments purchased with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.


                   22 - Scudder Emerging Markets Growth Fund

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

 (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

Taxation. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $33,200,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2004 ($400,000) and October 31, 2006 ($32,800,000), the expiration dates, whichever occurs first.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is included as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


                   23 - Scudder Emerging Markets Growth Fund

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $46,704,412 and $61,955,244, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Adviser agreed to maintain the annualized expenses of the Fund at 2.25% until December 31, 1999. For the six months ended April 30, 1999, the Adviser did not impose a portion of its management fee amounting to $316,707, and the amount imposed amounted to $404,116.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by STC aggregated $60,531, of which $10,550 is unpaid at April 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SFAC aggregated $67,186, of which $22,643 is unpaid at April 30, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1999 the amount charged by SSC aggregated $188,186, of which $30,340 is unpaid at April 30, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended April 30, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $70,360, of which $26,854 was unpaid at April 30, 1999.


                   24 - Scudder Emerging Markets Growth Fund

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, Directors' fees and expenses aggregated $24,472.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                                E. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.


                   25 - Scudder Emerging Markets Growth Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund (the "Fund") at April 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
June 14, 1999






                   26 - Scudder Emerging Markets Growth Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Emerging Markets Growth Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         6,462,158           107,473           123,487              0


2. To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         6,252,260           148,210           183,014           109,634





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                       27 - Emerging Markets Growth Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board and
Director

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Keith R. Fox
Director; Private Equity
Investor

William H. Luers
Director; Chairman and
President, U.N. Association of
the U.S.A.

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan E. Spero
Director; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Director; Consultant

William H. Gleysteen, Jr.
Honorary Director; Consultant;
Guest Scholar, Brookings
Institute

Wilson Nolen
Honorary Director; Consultant

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Philip S. Fortuna*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Sheridan P. Reilly*
Vice President

Shahram Tajbakhsh*
Vice President

John R. Hebble*
Treasurer

Richard W. Desmond*
Assistant Secretary

Caroline Pearson*
Assistant Secretary


                       *Scudder Kemper Investments, Inc.


                       28 - Emerging Markets Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        29 - Emerging Markets Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        30 - Emerging Markets Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        31 - Emerging Markets Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER